UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES AND EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  May 2, 2016

CBL & ASSOCIATES PROPERTIES, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-12494	62-1545718
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Suite 500, 2030 Hamilton Place Blvd, Chattanooga, TN 37421
(Address of principal executive office, including zip code)

(423) 855-0001
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the annual meeting of stockholders of CBL & Associates Properties, Inc. (the “Company”) held on May 2, 2016 the Company’s stockholders approved an amendment to Section (e) of Article VI of the Company’s Amended and Restated Certificate of Incorporation, as amended (the “Certificate of Incorporation”), to delete a “for cause” requirement for the removal of directors. The amendment was subsequently filed with the Delaware Secretary of State on May 6, 2016. The Section previously stated that directors may be removed from office at any time, but only for cause and only by the affirmative vote of the holders of at least 75 percent of the Company’s outstanding voting stock, voting together as a single class. As a result, the Company’s directors may now be removed from the Board with or without cause by the requisite vote of the Company’s stockholders.

The foregoing description of this amendment is qualified in its entirety by reference to the text of the amendment, which is filed as an exhibit to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 2, 2016, the Company held its annual meeting of stockholders. The matters that were submitted to a vote of stockholders and the related results are as follows:*

1.	The following directors were elected to one-year terms that expire in 2017:

•	Charles B. Lebovitz (131,991,926 votes for, 16,412,429 votes withheld, 13,254,686 broker non-votes and no abstentions),

•	Stephen D. Lebovitz (142,013,497 votes for, 6,390,858 votes withheld, 13,254,686 broker non-votes and no abstentions),

•	Gary L. Bryenton (110,242,752 votes for, 38,161,603 votes withheld, 13,254,686 broker non-votes and no abstentions),

•	A. Larry Chapman (140,671,434 votes for, 7,732,921 votes withheld, 13,254,686 broker non-votes and no abstentions),

•	Matthew S. Dominski (111,438,866 votes for, 36,965,489 votes withheld, 13,254,686 broker non-votes and no abstentions),

•	John D. Griffith (139,611,048 votes for, 8,793,307 votes withheld, 13,254,686 broker non-votes and no abstentions),

•	Richard J. Lieb (142,920,834 votes for, 5,483,521 votes withheld, 13,254,686 broker non-votes and no abstentions),

•	Gary J. Nay (139,579,389 votes for, 8,824,966 votes withheld, 13,254,686 broker non-votes and no abstentions), and

•	Kathleen M. Nelson (140,841,968 votes for, 7,562,387 votes withheld, 13,254,686 broker non-votes and no abstentions).

2.
Deloitte & Touche, LLP was ratified as the Company’s independent registered public accountants for its fiscal year ending December 31, 2016 (156,836,134 votes for, 4,732,173 votes against, 90,734 abstentions and no broker non-votes).

3.
The advisory vote on the Company’s executive compensation program for its named executive officers, as disclosed in the Company’s proxy statement for the 2016 annual meeting, was approved (140,106,362 votes for, 8,023,526 votes against, 274,467 abstentions and 13,254,686 broker non-votes). The Company’s Compensation Committee will consider the results of this advisory vote in making future decisions on named executive officer compensation.

4.
The proposal to amend the Company’s Amended and Restated Certificate of Incorporation, as amended, to eliminate the “for cause” requirement for removal of directors was approved (155,914,200 votes for, 5,497,625 votes against, 247,216 abstentions and no broker non-votes).

* Total votes cast for each nominee or matter, as well as broker non-votes, may vary due to the rounding of fractional shares included in the totals.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description
3.3	CBL & Associates Properties, Inc. Amendment to the Amended and Restated Certificate of Incorporation, dated May 6, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CBL & ASSOCIATES PROPERTIES, INC.

/s/ Farzana K. Mitchell
Farzana K. Mitchell
Executive Vice President – Chief
Financial Officer and Treasurer

Date: May 6, 2016